                                                                 Total pages:  7



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)     August 25, 1997
                                                        ------------------------



                      BOETTCHER  PENSION INVESTORS, LTD.
- --------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          COLORADO                      0-13219                  84-0948497
- --------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


 77 West Wacker Drive              Chicago, IL                        60601
- --------------------------------------------------------------------------------
(Address of principal                                              (Zip code)
  executive office)



Registrant's telephone number, including area code (312) 574-6000
                                                   -----------------------------

                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events

On July 14, 1997, the Partnership entered into a contract to sell the land, related improvements and personal property of the retail center known as Parkway Village Shopping Center ("Parkway") located in Provo, Utah to an unrelated third party. The prospective purchaser's due diligence period expired on August 25, 1997. The sale of Parkway is now primarily contingent upon the majority vote of the Partnership's limited partners to approve the sale, as provided in the Partnership agreement, on or before November 17, 1997. Closing is subject to customary conditions. If the prospective purchaser does not close for reasons other than the fault of the Partnership, the Partnership will be entitled to keep an aggregate of $100,000 of earnest money.

Contingent upon the closing of the proposed sale and majority vote of the Partnership's limited partners to approve, the General Partner will proceed to dissolve and liquidate the Partnership in accordance with the Partnership agreement.



Item 7.   Financial Statements and Exhibits

(a)       Financial Statements--Not applicable.

(b) Pro forma financial information--See pages 4 through 7 filed as part of this report.

(c)       Exhibits

          10.22* Contract of Purchase and Sale Agreement for Parkway Village Shopping Center by and between Boettcher Pension Investors, Ltd., as seller, and Sussex Group L.C., as buyer, dated July 14, 1997.

          10.23* First amendment to Purchase and Sale Agreement for Parkway Village Shopping Center by and between Boettcher Pension Investors, Ltd., as seller, and Sussex Group L.C., as buyer, effective August 25, 1997.

* To be filed by amendment.

                                   SIGNATURE
                                   ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BOETTCHER PENSION INVESTORS LTD.
                                --------------------------------
                                          (Registrant)

                                By:  Boettcher Affiliated Investors L.P.
                                     Managing General Partner

                                     By:  Boettcher Properties, Ltd.
                                          Managing General Partner

                                     By:  BPL Holdings, Inc.
                                          Managing General Partner

Dated: September 9, 1997                  By:  /s/ Thomas M. Mansheim
                                               ----------------------
                                               Treasurer; Principal Financial
                                               and Accounting Officer of the
                                               Partnership

                       BOETTCHER PENSION INVESTORS, LTD.
                            (A Limited Partnership)
                            Pro Forma Balance Sheet
                                April 30, 1997
                                  (Unaudited)


                                                                          Pro Forma Adjustments
                                                                          ---------------------
                                                Historical             Sale of            Liquidation &         Pro Forma
                                              April 30, 1997           Parkway             Dissolution        April 30, 1997
                                              --------------           -------             -----------        --------------
   Assets
   ------

Real estate held for sale                         $6,035,967          $(6,035,967)         $         -             $ -

Cash and cash equivalents, at cost
  which approximates market value                    817,860            2,249,631           (3,067,491)              -
Accounts receivable, and other assets,
 net of allowances of $96,784                         41,004              (41,004)                   -               -
                                                  ----------          -----------          -----------             ---

    Total Assets                                  $6,894,831          $(3,827,340)         $(3,067,491)            $ -
                                                  ==========          ===========          ===========             ===
Liabilities and Partners' Capital
- ---------------------------------

Mortgage payable                                  $5,721,089          $(5,721,089)         $         -             $ -
Payable to managing general partner                   84,782                    -              (69,005)              -
                                                                                               (15,777)
Property taxes payable                                21,990              (21,990)                   -               -
Accrued interest payable                              45,292              (45,292)                   -               -
Accounts payable and accrued liabilities              21,534              (21,534)                   -               -
Other liabilities                                     25,464              (25,464)                   -               -
                                                  ----------          -----------          -----------             ---
    Total Liabilities                              5,920,151           (5,835,369)             (84,782)              -
                                                  ----------          -----------          -----------             ---

Partners' Capital:
  General partners                                   (35,857)              20,080               15,777               -
  Limited partners                                 1,010,537            1,987,949           (2,998,486)              -
                                                  ----------          -----------          -----------             ---

    Total Partners' Capital                          974,680            2,008,029           (2,982,709)              -
                                                  ----------          -----------          -----------             ---

    Total Liabilities & Partners' Capital         $6,894,831          $(3,827,340)         $(3,067,491)            $ -
                                                  ==========          ===========          ===========             ===

See accompanying notes to financial statements.

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                    For the six months ended April 30, 1997
                                  (Unaudited)

                                                             Pro Forma Adjustments
                                                             ---------------------
                                          Historical                                       Pro Forma
                                       Six Months Ended          Sale of Parkway,        Six Months Ended
                                        April 30, 1997      Liquidation & Dissolution     April 30, 1997
                                       ----------------     -------------------------    ----------------
Revenue:
  Rental income                            $476,679                  $(476,679)             $    --
  Tenant reimbursements and other
   income                                    75,504                    (75,504)                  --
  Interest income                            16,004                    (16,004)                  --
                                           --------                  ---------              --------
                                            568,187                   (568,187)                  --
                                           --------                  ---------              --------

Expenses:
  Interest                                  272,584                   (272,584)                  --
  Property taxes                             28,726                    (28,726)                  --
  Fees and reimbursements to
   management general partner                13,127                    (13,127)                  --
  Other management fees                      21,793                    (21,793)                  --
  Repairs and maintenance                    32,460                    (32,460)                  --
  Utilities                                  10,270                    (10,270)                  --
  General and administrative                 45,677                    (45,677)                  --
  Environmental                              27,962                    (27,962)                  --
                                           --------                  ---------              --------
                                            452,599                   (452,599)                  --
                                           --------                  ---------              --------

          Net earnings (loss)              $115,588                  $(115,588)             $    --
                                           ========                  =========              ========

Net earnings per limited partnership unit
  using the weighted average number of
  limited partnership units outstanding
  of 10,717                                $  10.79                  $  (10.79)             $    --
                                           ========                  =========              ========


See accompanying notes to financial statements.

                       BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                      For the Year Ended October 31, 1996
                                  (Unaudited)

                                                                         Pro Forma Adjustments
                                                                       --------------------------
                                                       Historical                                      Pro Forma
                                                       Year Ended           Sale of Parkway,          Year Ended
                                                    October 31, 1996   Liquidation & Dissolution   October 31, 1996
                                                    ----------------   --------------------------  ----------------

Revenue:
     Rental income                                        $  981,777          $  (981,777)                      $ -
     Tenant reimbursements and
      other income                                           180,206             (180,206)                        -
     Interest income                                          30,863              (30,863)                        -
                                                          ----------          -----------                       ---
                                                           1,192,846           (1,192,846)                        -
                                                          ----------          -----------                       ---
Expenses:
     Interest                                                550,891             (550,891)                        -
     Depreciation and amortization                           195,840             (195,840)                        -
     Property taxes                                           82,585              (82,585)                        -
     Fees and reimbursements to managing
      general partner                                         23,201              (23,201)                        -
     Other management fees                                    49,184              (49,184)                        -
     Repairs and maintenance                                  72,370              (72,370)                        -
     Utilities                                                34,267              (34,267)                        -
     General and administrative                              123,487             (123,487)                        -
     Environmental                                            46,157              (46,157)                        -
                                                          ----------          -----------                       ---
                                                           1,177,982           (1,177,982)                        -
                                                          ----------          -----------                       ---

     Earnings (loss) from operations                          14,864              (14,864)                        -

     Gain (loss) on sale of real estate
      investment                                             (20,402)              20,402                         -
                                                          ----------          -----------                       ---
Net earnings (loss)                                       $   (5,538)         $     5,538                       $ -
                                                          ==========          ===========                       ===

Net earnings (loss) per limited partnership unit
 using the weighted average number of
 limited partnership units outstanding of
 10,717                                                   $     (.52)         $       .52                       $ -
                                                          ==========          ===========                       ===


See accompanying notes to financial statements.

                       BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
              NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


1) The unaudited pro forma balance sheet assumes that the Partnership had sold Parkway Village Shopping Center ("Parkway") for $8,500,000 and liquidated and dissolved the Partnership as of April 30, 1997. The unaudited pro forma statements of operations restate the historical operations of the Partnership for the year ended October 31 , 1996, and the six months ended April 30, 1997, by eliminating in total the operating results of the Partnership.

1) The estimated gain recognized from the sale of Parkway and estimated distribution of available funds in liquidation of the Partnership to Limited Partners as of April 30, 1997 has been computed as follows:


Gain on sale of real estate investment:
- ---------------------------------------
   Total contract sale price                                                  $ 8,500,000
     Less:  Net book value of real estate investment                           (6,035,967)
            Selling commission                                                   (340,000)

            Other expenses of sale (primarily legal
             fees and title insurance)                                            (75,000)
                                                                              -----------
   Gain on sale                                                                 2,049,033
   Write off of non-cash assets                                                   (41,004)
   Estimated expenses of liquidation and dissolution                              (15,000)
                                                                              -----------
   Net gain on sale and dissolution                                           $ 1,993,029
                                                                              ===========

Distribution to Partners:
   Total contract sale price                                                  $ 8,500,000
   Selling commission                                                            (340,000)
   Other expenses of sale (primarily legal fees and title insurance)              (75,000)
     Less:  Current liabilities of Parkway (including mortgage payable)        (5,835,369)
                                                                              -----------
     Adjusted cash received                                                     2,249,631

            Add:   Current liquid assets of the Partnership                       817,860
            Less:  Outstanding debt to Managing General Partner                   (69,005)
                   Estimated expenses of liquidation and dissolution              (15,000)
                                                                              -----------
            Cash available for final distribution                             $ 2,983,486
                                                                              ===========

            Distribution to Limited Partners per $1,000 unit                  $       278
                                                                              ===========
